Management Agreements for four hotels in france February 1, 2013 Exhibit 99.2

Forward looking Statements

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements include, among other things, statements about our plans and strategies, market trends in France, anticipated renovations and dates by which such renovations will be completed, market share trends, expected funding under the performance guarantee and depreciation and amortization expense or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as
“may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets including Europe and a worsening of global economic conditions or low levels of economic growth; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to short and medium-term group bookings; our ability to successfully achieve certain levels of operating profit at hotels that have performance guarantees with our third-party owners;  the impact of hotel renovations; the impact of rebranding efforts; our ability to successfully execute and implement our organizational realignment and the costs associated with such organizational realignment; our ability to successfully execute and implement our common stock repurchase program; loss of key personnel, including as a result of our organizational realignment; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents; changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; if our third-
party owners  franchisees or development partners are unable to access the capital necessary to fund current operations or implement our plans for growth; risk associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; changes in federal, state, local or foreign tax law; foreign exchange rate fluctuations or currency restructurings; general volatility of the capital markets; our ability to access the capital markets; and other risks discussed in the Company's filings with the U.S.
Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-
looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Overview
• Hyatt a to re-brand four hotels in France as follows:
Current name: To be re-branded as:
Concorde La Fayette Hyatt Regency Paris Etoile
Hotel du Louvre Andaz following renovation
Hotel Martinez Grand Hyatt Cannes Hotel Martinez
Palais de la Mediterranee Hyatt Regency Nice Palais de la Mediterranee
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1,712 rooms after renovation
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Long-term management agreements with renewal options
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Iconic, well-known properties in high-barrier-to-entry markets
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Hyatt to commence management services for hotels in 2Q13
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Owner to complete a significant portfolio renovation by mid-year 2016 a Hyatt refers to Hyatt Hotels Corporation or one of its affiliates

High Demand Markets

Paris:
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One of the most successful and largest hotel markets in Europe with high barriers to entry
a
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36.9M hotel nights, 15.6M arrivals in 2011
b
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81,139 Rooms / 1,549 hotels
b
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Total market RevPAR + 4.7% YTD November 2012
b
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Attracts a large number of meetings, congresses and exhibitions and has the largest provision of covered exhibition space in Europe (600,000+ square meters)
a
•
Approximately 40% of the 350 international trade fairs organized in France each year are held in the capital
a
a Source: Paris Chamber of Commerce
b Source: MKG Hospitality, Hotel Industry Trends Report Nov 2012

High Demand Markets
Cannes:
• France’s 2
nd
most important city for business, tourism and a strong group destination
• 2M visitors annually
a
• 120 hotels / 7,500 rooms in 2011
a
• Total market RevPAR + 5.9% YTD November 2012
b

a Source: Cannes Convention Bureau
b Source: MKG Hospitality, Hotel Industry Trends Report Nov 2012
c Source: Nice Cote Azur – Convention and Visitors Bureau
Nice:
Fifth largest city in France with nearly 4M visitors annually
c
1/3 of French Riviera’s hotel accommodations with nearly 200 hotels and 10,000 rooms
c
Total market RevPAR +1.4% YTD November 2012
b
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Strong Portfolio Attributes
• Diverse earnings mix
•
44% Group
•
56% Transient
•
Opportunity to increase inbound business
Current Mix:
•
69% Europe
•
12% U.S.
• 8% Rest of World excluding Europe
•
7% Middle East
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Strong current market share, expected to grow
•
Owner to complete a significant portfolio renovation by mid-year 2016

Southampton
Brighton
Exeter
Bournemouth
English Channel
Guernsey
Jersey
Le Havre
Caen
Gent
Antwerpen
Dusseldorf
Cologne
Belgium
Lille
Luxembourg
Saarbrücken
Rheims
Nancy
Strasbourg
Brest
Rennes
Le Mans
Orleans
Troyes
Freiburg
Basel
Angers
Tours
Dijon
Nantes
Poitiers
France
Lausanne
Geneva
La Rochelle
Limoges
Lyon
Grenoble
Torino
Bay of Biscay
Bordeaux
Agen
Toulouse
Nimes
Avignon
Montpellier
Marseille
Monaco
Santander
Bilbao
Pamplona
Vitoria
Perpignan
Andorra

HYATT

Expanding our Footprint In France

Additions to the portfolio:
Paris
Hyatt Regency Paris Etoile (950 rooms)
Hotel du Louvre (177 rooms, Andaz following
renovation)
Cannes
Grand Hyatt Cannes Hotel Martinez (409
rooms)
Nice
Hyatt Regency Nice Palais de la Mediterranee
(188 rooms)
Source: Bing maps
Existing portfolio:
Paris
Park Hyatt Paris Vendome (158 rooms)
Hyatt Paris Madeleine (86 rooms)
Hyatt Regency Paris Charles De Gaulle (388
rooms)
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950 rooms
37,000 square feet of meeting space
Strong group business as proximate to Palais des
Congres, the largest meeting venue in Europe
Tallest hotel in Central Paris (35 stories)
Located between historical city center and
business area of La Defense
2012 RevPAR increased 8.1%
409 rooms
Nearly 27,000 square feet of conference space; one of
the largest conference facilities in Cannes
1929 art deco building
Located on French Riviera
One of only three “palace” hotels in Cannes
2012 RevPAR increased 3.2%
188 rooms
20,000 square feet of meeting space
Directly facing the sea, the hotel stands on the
world renowned Promenade des Anglais
Highly visible due to its prominent historic Art-
Deco facade
2012 RevPAR increased 10.6%
177 rooms
Strong demand from both corporate and leisure
guests
Built in 1855 as Paris’s first luxury hotel
1
st
Arrondissement location opposite Louvre
Museum
2012 RevPAR increased 9.2%
HOTEL DU LOUVRE (ANDAZ FOLLOWING
RENOVATION)
HYATT REGENCY PARIS ETOILE
HYATT REGENCY NICE PALAIS DE LA
MEDITERRANEE
GRAND HYATT CANNES HOTEL MARTINEZ
Portfolio detail

Management Agreement and FEE Terms
• Long-term management agreements with renewal options
• Fixed base fee percentage
• First 12 months: approximately €5M
• Expected to increase over time
• Performance guarantee covers first seven years of management agreements
• No annual guarantee cap, maximum cumulative cap of €377M
•
• If profits are above annual guarantee level, excess is retained by Hyatt as incentive fee
• If profits are below annual guarantee level, Hyatt does not earn incentive fee and Hyatt funds up to annual guarantee level
• From and after the seventh year, annual incentive fee equals fixed percentage above owner return threshold
• Expected to be approximately €1.5M per year from and after the seventh year and increase over time

• Hyatt expects to earn between €10M and €15M in total management fees over the first twelve months
Incentive management fee:
• During the first seven years, annual incentive fee expected to be between €0M and €15M as follows:

Performance Guarantee accounting
Liability of approximately €90M to be recorded upon inception of the performance guarantee;
represents the fair value of the performance guarantee liability with an offsetting intangible asset
The performance guarantee liability will be amortized as income over the term of the guarantee
(recorded as other income)
The intangible asset will be amortized over the initial term of the management agreements (recorded as amortization expense)
Quarterly, we will assess the likelihood of payment under the guarantee and to the extent a payment is probable within the year, we will record a separate liability and a corresponding expense (recorded as other loss)
Our current expectation is that the likelihood of a payment under the performance guarantee in 2013 or 2014 is low
Any income or loss related to the liabilities or intangible asset will not impact Adjusted EBITDA

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Summary
• Agreements are consistent with strategy to increase long-term brand presence in key gateway locations
• Unique opportunity given high-barrier-to-entry markets
• Iconic, well-known, well-performing hotels with diverse customer base
• Ability to immediately brand and manage under Hyatt brands
• Owner has committed capital to renovate properties
• Attractive economics, particularly post re-branding and renovation
• Expected to have relatively low levels of Hyatt capital outlay

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